FORM 8-K


                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               Form 8-K
                            Current Report


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
April 15, 1997

                        FIRST REPUBLIC BANCORP INC.
                        ---------------------------
          (Exact name of registrant as specified in its charter)


        Delaware                      0-15882                 94-2964497
--------------------------         -----------             ---------------
(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                  File Number)          Identification No.)



                             388 Market Street
                           San Francisco, CA  94111
                           ------------------------
            (Address of principal executive office) (Zip Code)


                              (415) 392-1400
                              --------------
           (Registrant's telephone number, including area code)


                              Not applicable
                              --------------
        (Former name, former address, if changed since last report)

FIRST REPUBLIC BANCORP INC.                                            Page 2

Item 5.  Other Events

First Republic Bancorp Inc. hereby files with the Securities and Exchange Commission (the "Commission") its press release, dated April 14, 1997, concerning its announcement of the completion conversion of its convertible subordinated debentures due 2002, as distributed on April 14, 1997.




                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        First Republic Bancorp Inc.
                                        (Registrant)



Date: April 15, 1997                    --------------------------
                                        Willis H. Newton, Jr.
                                        Senior Vice President and
                                        Chief Financial Officer

FOR IMMEDIATE RELEASE
---------------------


                 FIRST REPUBLIC COMPLETE CONVERSION OF
                  CONVERTIBLE SUBORDINATED DEBENTURES

                                                     Common Stock Symbol - FRC
                                                    New York/Pacific Exchanges

   San Francisco, California, April 14, 1997 - First Republic Bancorp Inc. announced that on March 31, 1997 all of its 7 1/4% Convertible Subordinated Debentures Due 2002 were converted into shares of common stock. By such date, the entire issue of $34.5 million was converted into an aggregate total of 2,524,200 shares.

   Willis H. Newton, Jr., First Republic's Chief Financial Officer, said "We are pleased to report the 100% conversion of these debentures and appreciate the confidence of our debenture holders. As a result of this conversion, the Company will save over $2.5 million in annual interest payments and there is no adverse effect on our fully diluted EPS calculation."

   After the conversion, First Republic has 9,992,426 shares of common stock outstanding and has total stockholders' equity of over $160 million.

   The Trustee for the Convertible Subordinated Debentures was U.S. Trust Company of California, N.A. The Company's Registrar and Transfer Agent for common stock is ChaseMellon Shareholder Services, L.L.C.

   First Republic Bancorp Inc. has total assets of $2.2 billion and functions as a direct lender as well as a mortgage banker through its FDIC-insured Nevada chartered thrift company subsidiary. First Republic Savings Bank provides both loan and deposit services from thirteen locations in San Francisco, Los Angeles, Beverly Hills and San Diego, California and in Las Vegas, Nevada.

                                 # # # #


For further information call:
Willis H. Newton, Jr.
Senior Vice President and
Chief Financial Officer
388 Market Street
San Francisco, CA 94111
(415) 392-1400